UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report: April 29, 2004

Date of earliest event reported: April 29, 2004

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 733-4101

Item 7.	Financial Statements and Exhibits

Exhibit

99.1	Annual Meeting Presentation Slides

99.2	Annual Meeting Script

Item 9.	Regulation FD Disclosure

The following information is being filed pursuant to Regulation FD: On April 29, 2004, D&E Communications, Inc. officers, G. William Ruhl, Chief Executive Officer, and Thomas E. Morell, Senior Vice President, Chief Financial Officer and Treasurer, presented the attached overview of D&E’s financial and operational results during the annual shareholder meeting.

The presentation may contain forward-looking statements about D&E Communications, Inc. regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. D&E Communications, Inc. undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, D&E Communications, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

D&E COMMUNICATIONS, INC.

By:	/s/ Thomas E. Morell

Thomas E. Morell Senior Vice President, Chief Financial Officer and Treasurer

Date: April 29, 2004

EXHIBITS

99.1	Annual Meeting Presentation Slides

99.2	Annual Meeting Script